THE GABELLI GROWTH FUND
                                  ANNUAL REPORT
                                DECEMBER 31, 2002



                                                               [GRAPHIC OMITTED]
                                                       PICTURE OF HOWARD F. WARD
                                                             HOWARD F. WARD, CFA

TO OUR SHAREHOLDERS,

      The U.S. stock market fell again in 2002, marking the first time since the early 1940s that stocks declined in three consecutive years. Expectations for an improving economy were generally correct on direction, but unfulfilled in terms of magnitude. The rally that commenced in the fourth quarter of 2001 ran out of steam in 2002 under the weight of concerns regarding the Middle East, corporate scandals, domestic security and confrontational rhetoric emanating from North Korea. Many investors lost patience with the stock market and fled to fixed income securities and real estate investments.

      A fourth consecutive down year for stocks cannot be ruled out. Historically, however, it is a rare phenomenon. It last happened during the Great Depression, from 1929-1932. Before that, you have to go back to the 1836-1839 period. Frankly, I am not sure the early nineteenth century has much relevancy to today. As of this writing, the consensus economic forecast for 2003 calls for "real" Gross Domestic Product ("GDP") growth in excess of 3% accompanied by a somewhat stronger rise in corporate profits. While I know these forecasts may miss the mark to a degree, we are a long ways from uttering any concern about a depression.

      The stock market "bubble" that peaked in March of 2000 is by no means a permanent curse. I appreciate the disappointment we have experienced over the last three years in the large cap growth sector of the market. I believe the excesses of the "bubble" period have been cleansed. I realize it is hard to see beyond the current tensions in the Middle East and North Korea, not to mention the uneven and somewhat unconvincing performance of the U.S. economy. In my opinion, these concerns will be resolved over the course of this year and, as the economy improves, stocks should move higher. Of course, there are no guarantees and not everyone agrees with this view.

COMPARATIVE RESULTS
--------------------------------------------------------------------------------
              AVERAGE ANNUAL RETURNS THROUGH DECEMBER 31, 2002 (A)
              ----------------------------------------------------
                                                                       SINCE
                      QUARTER  1 YEAR    3 YEAR   5 YEAR  10 YEAR  INCEPTION (B)
Gabelli Growth Fund .. 5.62%  (33.79)%  (23.40)%  (3.13)%  7.56%      11.16%
S&P 500 Index ........ 8.43%  (22.09)%  (14.54)%  (0.58)%  9.34%       9.88%
Lipper Large-Cap
  Growth Fund Avg. ... 4.82%  (28.63)%  (22.67)%  (3.48)%  5.72%       7.32%

(a) Returns represent past performance and do not guarantee future results. Total returns and average annual returns reflect changes in share price and reinvestment of dividends and are net of expenses. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed, they may be worth more or less than their original cost. The S&P 500 Index is an unmanaged indicator of stock market performance, while the Lipper Average reflects the average performance of mutual funds classified in this particular category. Dividends are considered reinvested. Performance for periods less than one year are not annualized.

(b) From commencement of investment operations on April 10, 1987.
--------------------------------------------------------------------------------

INVESTMENT RESULTS (a)

                                                             Quarter
                                         ---------------------------------------------
                                           1ST         2ND         3RD         4TH          YEAR
  2002:   Net Asset Value                $27.82      $21.23      $17.98       $18.99        $18.99
          Total Return                    (3.0)%     (23.7)%     (15.3)%        5.6%        (33.8)%
------------------------------------------------------------------------------------------------------
  2001:   Net Asset Value                $30.16      $31.18      $24.24       $28.68        $28.68
          Total Return                   (20.2)%       3.4%      (22.3)%       18.3%        (24.1)%
------------------------------------------------------------------------------------------------------
  2000:   Net Asset Value                $50.10      $49.73      $46.88       $37.79        $37.79
          Total Return                     7.7%       (0.7)%      (5.7)%      (11.3)%       (10.6)%
------------------------------------------------------------------------------------------------------
  1999:   Net Asset Value                $38.53      $41.38      $41.07       $46.51        $46.51
          Total Return                     8.8%        7.4%       (0.8)%       26.1%         46.3%
------------------------------------------------------------------------------------------------------
  1998:   Net Asset Value                $32.32      $33.37      $28.54       $35.40        $35.40
          Total Return                    12.9%        3.2%      (14.5)%       30.2%         29.8%
------------------------------------------------------------------------------------------------------
  1997:   Net Asset Value                $24.50      $29.25      $33.41       $28.63        $28.63
          Total Return                     1.5%       19.4%       14.2%         3.1%         42.6%
------------------------------------------------------------------------------------------------------
  1996:   Net Asset Value                $23.75      $24.34      $25.35       $24.14        $24.14
          Total Return                     7.2%        2.5%        4.1%         4.4%         19.4%
------------------------------------------------------------------------------------------------------
  1995:   Net Asset Value                $20.86      $22.99      $24.91       $22.16        $22.16
          Total Return                     6.0%       10.2%        8.4%         4.9%         32.7%
------------------------------------------------------------------------------------------------------
  1994:   Net Asset Value                $21.90      $21.23      $22.58       $19.68        $19.68
          Total Return                    (5.8)%      (3.1)%       6.4%        (0.5)%        (3.4)%
------------------------------------------------------------------------------------------------------
  1993:   Net Asset Value                $21.71      $21.84      $23.43       $23.26        $23.26
          Total Return                     0.6%        0.6%        7.3%         2.5%         11.3%
------------------------------------------------------------------------------------------------------
  1992:   Net Asset Value                $20.27      $19.72      $20.50       $21.59        $21.59
          Total Return                    (4.7)%      (2.7)%       4.0%         8.5%          4.5%
------------------------------------------------------------------------------------------------------
  1991:   Net Asset Value                $18.18      $18.02      $19.51       $21.28        $21.28
          Total Return                    11.7%       (0.9)%       8.3%        12.0%         34.3%
------------------------------------------------------------------------------------------------------
  1990:   Net Asset Value                $16.74      $17.80      $15.75       $16.27        $16.27
          Total Return                    (1.9)%       6.3%      (11.5)%        6.2%         (2.0)%
------------------------------------------------------------------------------------------------------
  1989:   Net Asset Value                $13.99      $15.73      $17.46       $17.07        $17.07
          Total Return                    10.6%       12.4%       11.0%         1.5%         40.1%
------------------------------------------------------------------------------------------------------
  1988:   Net Asset Value                $10.87      $12.40      $12.71       $12.65        $12.65
          Total Return                    16.1%       14.1%        2.5%         2.5%         39.2%
------------------------------------------------------------------------------------------------------
  1987:   Net Asset Value                    --      $10.84      $11.28        $9.51         $9.51
          Total Return                       --        8.4%(b)     4.1%       (15.7)%        (4.9)%(b)
------------------------------------------------------------------------------------------------------

                                Dividend History
--------------------------------------------------------------------------------
PAYMENT (EX) DATE   RATE PER SHARE   REINVESTMENT PRICE
December 27, 2001      $0.0042            $28.83
December 27, 2000      $3.8450            $38.19
December 27, 1999      $5.1600            $45.59
December 28, 1998      $1.7450            $35.15
December 30, 1997      $5.7900            $28.58
December 31, 1996      $2.3240            $24.14
December 29, 1995      $3.9600            $22.16
December 30, 1994      $2.7900            $19.68
December 31, 1993      $0.7600            $23.26
December 31, 1992      $0.6460            $21.59
December 31, 1991      $0.5730            $21.28
December 31, 1990      $0.4600            $16.27
December 29, 1989      $0.6540            $17.07
December 30, 1988      $0.3770            $12.65
January 4, 1988        $0.1520            $ 9.58

                 Average Annual Returns - December 31, 2002 (a)
--------------------------------------------------------------------------------
   1  Year ......................................(33.79)%
   5  Year ...................................... (3.13)%
   10 Year ......................................  7.56%
   Life of Fund (b) ............................. 11.16%

(a) Total returns and average annual returns reflect changes in share price and reinvestment of dividends and are net of expenses. The net asset value of the Fund is reduced on the ex-dividend (payment) date by the amount of the dividend paid. Of course, returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed they may be worth more or less than their original cost.
(b) From commencement of investment operations on April 10, 1987.

              COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT
                IN THE GABELLI GROWTH FUND AND THE S&P 500 INDEX

                                 [GRAPH OMITTED]
                               PLOT POINTS FOLLOW:

                      Gabelli Growth Fund                     S&P 500 Index
4/10/87                            10,000                            10,000
                                    9,510                             8,490
12/88                              13,238                             9,891
                                   18,546                            13,016
12/90                              18,175                            12,612
                                   24,409                            16,459
12/92                              25,507                            17,282
                                   28,389                            19,027
12/94                              27,424                            19,274
                                   36,380                            26,521
12/96                              43,449                            32,289
                                   61,958                            43,071
12/98                              80,421                            55,432
                                  117,616                            67,089
12/00                             105,184                            60,984
12/01                              79,835                            53,733
12/02                              52,865                            41,863


PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS. THE PERFORMANCE TABLES AND GRAPH DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

THE ECONOMY

      "She loves me, she loves me not. She loves me, she loves me not". That is what economic data felt like this year. The whole year was a push. Housing was the brightest star, in fact, leaving some worried about a housing "bubble". Such concerns seem directed mostly at some specific markets. With the lowest mortgage rates in decades, homeowners were busy refinancing mortgages and buying new homes. According to the National Association of Realtors, the average price of a home rose approximately 11% last year, to about $202,000. The refinancing bonanza worked like a tax cut to fuel sorely needed consumer spending, inasmuch as corporate spending remained in check, a victim of eroding confidence and corporate downsizing. Auto sales were healthy, thanks to special financing deals and dealer incentives. Yes, the economy grew last year, but it was a recovery with the personality of a recession.

      For last year, "real" GDP will come in around 3%, although the economy appeared to be limping in the fourth quarter. Of importance, corporate profits edged higher by a few percentage points. Economists expect slightly stronger growth this year, with the pace of activity improving in the second half of the year. Few think growth will exceed 4%. Business investment is expected to improve this year and help to advance corporate profits. Earnings of the S&P 500 Index are expected to increase by about 11% with overall corporate profits rising by a high single-digit rate. The unemployment rate, now 6%, is expected to stay fairly constant this year. Despite higher prices for commodities like gold, platinum, and oil and gas, inflation is not an issue for investors at this time. The Consumer Price Index rose 2.4% last year. Where prices did increase last year, it was mostly due to supply bottlenecks and not robust end-market demand. Deflation may be the greater threat in 2003.

      With business leaders and investors exhibiting a low degree of confidence in the future, President Bush announced a tax cut plan aimed at improving the after tax return on stocks, boosting incentives for business investment and accelerating the planned reduction in marginal tax rates. With the Republicans regaining control of the Senate and enlarging their base in the House during the November elections, some kind of economic stimulus bill is likely to be passed. However, since the Republicans do not have enough votes to act unilaterally, a compromise with the Democrats is expected. Quick action on a major initiative is needed to help the economy and put to rest a brewing deflationary psychology.

      As much as the stock market fears inflation, deflation is more toxic for the economy and the stock market. Chairman Greenspan, "the Maestro", knows that well. On November 7, in response to sluggish economic reports, the Federal Reserve Board cut the Fed Funds rate another 50 basis points, to 1.25%, the lowest level since 1961. The Fed also cut the Discount Rate to 0.75%, the lowest level since 1946. The financial system cannot afford to seriously ponder the consequences of a general deflation. The credit markets are seeing signs of stress. The default rate on "junk" bonds hit a record 15% last year, trouncing the previous record of 8.8% set in 1991. The Fed has put "the pedal to the metal" and the President's fiscal stimulus package appears like the cavalry galloping to the rescue. While an improving economic picture is most likely, it's a picture that's a little out of focus and melodramatic. Seems like it's always something, doesn't it?

      Importantly, the Institute for Supply Management said its December index of manufacturing activity rose to 54.7 from 49.2 in November. This beat the expectation of 50.0 and was the biggest monthly increase since June of 1991. The Institute's index of new orders rose to 63.3 from 49.9 in November, the best monthly jump since August of 1980. The ISM's index for technology orders gained over 20 points in yet another positive surprise. This was good news, but a solid and convincing trend has yet to be seen. The New Year begins with a continuation of very mixed economic data.

THE STOCK MARKET

      While the fourth quarter ended with a gain, it did not begin well. Investors were spooked by weak economic news and began tossing in their towels with a fury. A new low for the market was hit on October 9. At that level, 776 on the S&P 500 Index (the previous low was 797, on July 23), investors seeking values swooped in and bid the market higher for most of the quarter, save some last minute selling driven by taxes and North Korea's tough guy talk. The initial bargain hunting during mid-October was intense, with the Dow Jones Industrial Average surging 969 points or 13% in four days for its best four-day move since April of 1933. The spark was provided by good third quarter earnings reports. Following "earnings season", the market got a boost from the
Republicans' election gains (perceived to be a positive for stocks) and the November 7 Fed rate cut, which was not generally expected. The Fed said it was recovery "insurance" but it had the look and feel of a Doug Flutie Hail Mary.

      For a welcome change, technology stocks led the market's fourth quarter advance. The Philadelphia Semiconductor Index jumped 21%, nearly triple the 8% rise in the S&P 500 Index. Other technology bellwethers like Microsoft (+18%), Cisco Systems (+25%) and Qualcomm (+32%) did well. Importantly, the unloved telecom sector was strong, led by Vodafone (+41%) and the Baby Bells (Verizon +41%, BellSouth +41% and SBC Communications +35%). I suggest that an improving telecom sector is vital to the health of the overall market and could play an important role in helping the economy gain traction. I believe this view is not a foreign one among Washington's policy makers. The telecom sector would benefit from the Bush stimulus plan and Federal Communications Commission ("FCC") Chairman Michael Powell's ideas for giving regulatory relief to the Baby Bells.

      For trivia buffs, the Nasdaq Composite was introduced in 1971 and had never had three consecutive down years until now. It ended the year 74% below its early 2000 record high. As previously mentioned, the S&P 500 Index hadn't dropped three years in a row since the 1939-1941 era, with the outbreak of World War II. The 49% percentage decline from peak to trough for the S&P 500 Index is similar to the 48% drop during the 1973-74 bear market. In 1975, despite fears of economic stagnation and rising inflation, the S&P 500 advanced 32% and the Dow rose 38%. In 1933, following the only four year decline of the twentieth century, the Dow rallied 67%.

      Market technicians are fond of noting that stocks usually rise in the third year of a Presidential term and we can only hope this holds true in 2003. It has been true since 1939. Last year was also the first year since 1988 that stock mutual funds collectively had a net cash out flow. Few stocks rose. Only 131 of the 500 (26%) stocks in the S&P 500 Index rose in value marking the worst showing of market breadth since Standard and Poor's started monitoring that statistic in 1980. I apologize if I am sounding like a baseball statistics freak. While I believe these kinds of data points help to develop a framework for understanding where the market has been, I am burdened with the sad knowledge that they may bear no relevancy to what happens in the next 12 months. As Mark Twain said, "there are lies, damn lies and statistics".

PORTFOLIO HIGHLIGHTS

      Solid third quarter earnings, an easing in monetary policy and conservative wins in the November elections lifted stocks in the fourth quarter. Investors seemed more positive toward many large cap growth issues, including beaten down telecom and technology issues. Vodafone (+41%) was our top performer for the quarter, followed by Qualcomm (+32%), KLA Tencor (+26%), Cisco Systems (+25%), Charles Schwab (+25%), Linear Technology (+24%), Analog Devices (+21%) and Microsoft (+18%). Just like the fourth quarter of 2001, investors began rewarding companies for cyclical exposure.

      Some of the Fund's larger holdings failed to advance for the quarter, including Home Depot (-8%), Northern Trust (-7%), Walgreen (-5%) and L3 Communications (-15%). About three-quarters of the Fund's names were held throughout the year. Of these roughly 30 issues, the best performers for the year were McGraw Hill and Viacom (benefiting from improving advertising markets), health care issues Johnson & Johnson, Eli Lilly and Amgen (exhibiting defensive characteristics), tech leader Dell Computer (continuing to gain market share) and financial service provider Marsh & McLennan (cyclical upturn in insurance brokerage). These stocks outperformed the S&P 500 Index for the year although their returns were in fact negative.

      Early in the fourth quarter, we acted to take advantage of the market's general weakness to upgrade our holdings. Some companies' stocks became more attractive than we had seen in years. We added new technology names like Applied Materials, KLA-Tencor, Taiwan Semiconductor and Linear Technology. In healthcare, we added the leader in cardiac rhythm management, Medtronic, and the top rated health management organization, United Healthcare. We boosted existing holdings of Cisco Systems, Merrill Lynch, Walgreen, Murphy Oil and Schlumberger.

      Our sale decisions were stock specific, focusing on those companies with low or declining earnings visibility and competitive situations that were unlikely to undergo a material improvement with a healthier economy. Sales included Motorola, EMC, Baxter, ADP, Cablevision and Comcast. We also reduced our exposure to pharmaceuticals during the quarter by trimming Johnson & Johnson, Wyeth and Abbott Labs. Johnson & Johnson has met our expectations but appears pretty fully valued, near term. Wyeth and Abbott Labs disappointed us last year and our confidence in them has waned.

LOOKING AHEAD

      The outlook for the general market is better this year than last year, as are the prospects for large cap growth stocks. The recession appears to have ended in December of 2001. Profits began growing in 2002 and should rise at a faster rate this year. The historic corporate scandals are behind us and many bad guys will go to jail. Accounting is under a microscope and corporate boards, given their liability, should be more engaged in the details of their companies. This has been one of the longest and deepest bear markets on record. It would be quite rare to experience a fourth consecutive year of negative returns, something that has not happened since the Great Depression. I expect a quick military victory over Iraq in the first half of the year and a diplomatic solution to the North Korean saber rattling. I don't like sounding so matter of fact about it, but that's how I see it.

      It didn't seem possible but interest rates are lower than a year ago. Most interest rates, outside the sub-prime area, are at 40-year lows. This should make companies with rapidly growing earnings relatively more attractive since the present value of their future earnings is worth more. Consensus forecasts predict a low double-digit advance in corporate profits this year, better than the low single-digit gain recorded last year. Most of our companies should report even higher rates of earnings growth, marking a positive change from the last couple of years. So interest rates are lower, profits should be stronger and stock prices for large cap growth companies, and the overall market, are mostly lower than last year.

      The President's plan to eliminate the double taxation of stock dividends would be a major plus for stocks if it becomes law. Additionally, the proposal allowing investors to index their cost basis by the amount of taxed and retained earnings would be a home run for growth investors. We can dream, I guess, but in all likelihood these proposals won't be politically correct enough to make it through Congress. That's too bad because the economy and the stock market could sure use a good shot in the arm. The business and investment community (I guess you could say the "capitalists") seem dazed by the post "bubble" and 9/11 series of developments. Confidence in the future is limited. A pro-business jolt from the lawmakers would be a wise policy for prosperity. Isn't that the ultimate goal?

LET'S TALK STOCKS

      The following are stock specifics on selected holdings of our Fund. Favorable earnings prospects do not necessarily translate into higher stock prices, but they do express a positive trend that we believe will develop over time.

ANALOG DEVICES INC. (ADI - $23.87 - NYSE) is a diversified manufacturer of semiconductors with leading positions in high performance analog and digital signal processing chips, where it claims the number two position after Texas Instruments. The company is also a leader in data converters, which convert digital signals into analog, or real world, signals. The company's business is well diversified by industry deriving 40% of revenues from the industrial market, 38% from the communications market and 22% from the computer and consumer electronics markets. Earnings growth will likely be below trend line this year, due to overall industry weakness. We anticipate a resumption of healthy double-digit growth next year.

AOL TIME WARNER INC. (AOL - $13.10 - NYSE) owns one of the finest collections of media assets in the world. The company is the leader in providing Internet access, with over 35 million subscribers to its flagship America Online service. In addition, the company is one of the largest operators of cable TV systems and a leading content provider through its ownership of CNN, Warner Bros., HBO, Turner Broadcasting, The Cartoon Channel and other premium and basic cable programs. The company's media empire extends to music and publishing, where it is a leader in both.

CLEAR CHANNEL COMMUNICATIONS INC. (CCU - $37.29 - NYSE) operates approximately 1,225 radio stations making it one of the top two radio broadcasters along with Infinity Broadcasting, owned by Viacom. With approximately 776,000 outdoor displays, the company is also a leader in outdoor advertising. Radio ad rates are low compared to other media like TV and newspapers, which gives radio operators some pricing protection. The advertising market is now recovering from the decline in 2001.

INTEL CORP. (INTC - $15.57 - NASDAQ) is the dominant supplier of microprocessors for the personal computer industry with better than an 80% market share. The company is developing new lines of business in semiconductors for the communications equipment market. While earnings suffered last year from the economic slowdown, we expect improving business over the course of the year and believe that the company will grow earnings at a double-digit rate over the next several years. Personal computers remain the primary tool for accessing the Internet and running businesses.

JOHNSON & JOHNSON (JNJ - $53.71 - NYSE) is a diversified health care company that derives over half its revenues from pharmaceuticals. Its most recognized consumer brand is Tylenol. The company's new drug coated stents have received strongly positive reviews and should be a terrific new product when fully launched. Because of its diversification, the company's growth has been relatively consistent over the years. We expect the company to grow at a low teen rate over the next few years.

MARSH & MCLENNAN COMPANIES INC. (MMC - $46.21 - NYSE) is the world's largest insurance brokerage and one of the leading asset managers through its ownership of The Putnam Funds, which manage about $250 billion in assets. MMC is also a leader in employee benefit consulting with its ownership of the Mercer Group. We expect the insurance brokerage business to benefit handsomely from a better pricing environment. We expect MMC to grow earnings at a double-digit rate over the next few years.

MELLON FINANCIAL CORP. (MEL - $26.11 - NYSE) is one of the largest asset managers in the country. In addition to the company's traditional Mellon brand asset gathering arm, their Dreyfus, Founders and Boston Company subsidiaries are showing improvement. New management has shed non-core assets to focus on the company's highest margin and best growth opportunities. Fees represent approximately 85% of revenues and that number should grow as the year progresses. Assets under management now exceed $560 billion, which creates an enviable stream of fee revenue of a recurring nature, something which all bankers prize.

NORTHERN TRUST CORP. (NTRS - $35.05 - NASDAQ) is one of an elite group of financial institutions with a major presence in the wealth management market for high net worth individuals and families. The company has established a network of offices in the primary wealth markets across the country (Palm Beach, Beverly Hills, etc.) and continues to increase its fee income in a methodical way. We believe earnings can continue to grow at a double-digit rate, powered by growth in managed trust assets, which exceed $290 billion, and growth in assets under administration, which exceed $1.4 trillion. We regard NTRS as a trophy property within the financial sector.

PFIZER INC. (PFE - $30.57 - NYSE) is a diversified consumer products and pharmaceutical company. The company has a research budget in excess of $5 billion, which bodes well for future growth. Business trends are strong and we expect the company to grow earnings at a high teens rate for the next couple of years, making Pfizer one of the fastest growing pharmaceutical companies. The company's leading products include Lipitor (cholesterol), Viagra (impotence), Norvasc (blood pressure), Zithromax (antibiotic) and Zoloft (antidepressant).

STATE STREET CORP. (STT - $39.00 - NYSE) is a leading provider of financial services to mutual funds and other institutional investors. The company is the third largest custodian of assets with $5.7 trillion under custody. Additionally, the company is a major asset manager itself with over $700 billion in assets under management. The company is focused on these two business lines and recently exited the corporate lending business altogether. We believe this enhances the company's growth prospects and valuation. Management believes the company has strong growth prospects overseas and growing this part of their business is a strategic priority, as is having a greater presence directly with retail investors. State Street is an impressively consistent financial service company.

TEXAS INSTRUMENTS INC. (TXN - $15.01 - NYSE) is the largest provider of digital signal processors (DSPs), a critical component for PCs and digital communication devices, including wireless phones and digital subscriber lines (DSL). Having restructured the company in recent years, its valuation is no longer hostage to the memory chip (DRAM) cycle and defense businesses. While earnings for the DSP industry have been hurt by poor economic growth this year, we believe the company will resume a double-digit earnings growth rate next year.

THE HOME DEPOT INC. (HD - $24.02 - NYSE) is the number one home improvement retailer. With a reputation for low prices and good customer service, HD is far and away the market share leader in an attractive retailing niche. The company operates over 1,500 Home Depot stores, including roughly 50 EXPO Design Center stores and a handful of Landscape Supply stores. The company has begun international expansion with stores in Canada, Puerto Rico and Mexico. We think earnings can grow at a high teen rate over the next few years.

VIACOM INC. (VIA'B - $40.76 - NYSE) is a leading media content company, owning properties such as MTV, Nickelodeon, Showtime, TNN, Paramount, the CBS network, CBS-owned TV station group and Infinity radio stations. Growth slowed last year with the weak economy but we are confident the company can grow at a low double-digit rate over the next few years.

IN CONCLUSION

      We have experienced the cyclical nature of investment returns by investment style in recent years. First came the fat years of the Nineties, as large cap growth, exhibiting the strongest relative earnings growth, outperformed all other styles. Our style of investing produced superior returns during the period from 1995 through 1999, relative to the S&P 500 Index. In fact, we ranked in the top 40% of the Lipper Large Cap Growth Universe in each year from 1995 through 2000+. As you know, the feast of the Nineties was followed by the more recent famine. Now, the lean years of 2000, 2001 and 2002 are behind us and for that we are glad. While we underperformed the S&P 500 Index and placed in the bottom half of the Lipper Large Cap Growth Universe these past two years, we remain in the top half of the Lipper Universe for the last 5-year stretch ended December 31, 2002. Believe me, we are not exchanging high fives.

      We are all concerned about the pace of economic growth, domestic security, the potential war with Iraq and the apparent extortionist tactics of the desperate North Koreans, who seem to have no qualms engaging in nuclear blackmail. But after three years of negative absolute and relative performance for large cap growth, I believe the tide is turning. Performance was generally in line with the market in the final six months of 2002. While we certainly can't say with authority that a new bull market has commenced, I find it hard to envision a scenario that would leave share prices below today's level several years out. While it is asking a lot to look beyond the current economic malaise and Middle East conflict, improving corporate profits should drive stocks higher over the course of the year. Of course, that is not the only possible outcome but I feel it is the most likely one at this point. We are invested accordingly, with a portfolio of world-class companies selling at defensible prices.

                                                     Sincerely,


                                                     /S/ HOWARD F. WARD
                                                     HOWARD F. WARD, CFA
                                                     Portfolio Manager
February 6, 2003

NOTE: The views expressed in this report reflect those of the portfolio manager only through the end of the period stated in this report. The manager's views are subject to change at any time based on market and other conditions.

+ Lipper Inc. ranked the Gabelli Growth Fund 22 among 87 Large-Cap Growth funds for the ten-year period, 157 among 315 Large-Cap Growth funds for the five-year period and 593 among 661 Large-Cap Growth funds for the one-year period ended December 31, 2002. Lipper rankings are based upon ten, five and one-year total returns at NAV.

MINIMUM INITIAL INVESTMENT - $1,000

      The Fund's minimum initial investment for regular accounts is $1,000. There are no subsequent investment minimums. No initial minimum is required for those establishing an Automatic Investment Plan. Additionally, the Fund and other Gabelli Funds are available through the no-transaction fee programs at many major brokerage firms.

WWW.GABELLI.COM

         Please visit us on the Internet. Our homepage at www.gabelli.com contains information about Gabelli Asset Management Inc., the Gabelli Mutual Funds, IRAs, 401(k)s, quarterly reports, closing prices and other current news. You can send us e-mail at info@gabelli.com.

         In our efforts to bring our shareholders more timely portfolio information, Gabelli Fund's portfolio managers regularly participate in chat sessions at www.gabelli.com as reflected below.

                     FEBRUARY                       MARCH             APRIL
                     --------                       -----             -----
      1st Tuesday    Howard Ward                    Howard Ward       Howard Ward
      1st Wednesday  Walter Walsh & Laura Linehan   Caesar Bryan      Charles Minter & Martin Weiner
      2nd Wednesday  Caesar Bryan                   Susan Byrne       Susan Byrne
      3rd Wednesday  Elizabeth Lilly                Henry Van der Eb  Ivan Arteaga
      4th Wednesday  Barbara Marcin                 Barbara Marcin    Walter Walsh & Laura Linehan
      5th Wednesday                                                   Barbara Marcin

      All chat sessions start at 4:15 PM (Eastern Time). Please arrive early, as participation is limited.

      You may sign up for our e-mail alerts at www.gabelli.com and receive early notice of chat sessions, closing mutual fund prices, news events and media sightings.

--------------------------------------------------------------------------------
                                TOP TEN HOLDINGS
                                DECEMBER 31, 2002
                                -----------------
Clear Channel Communications Inc.            Home Depot Inc.
Viacom Inc., Cl. B                           Pfizer Inc.
State Street Corp.                           Microsoft Corp.
AOL Time Warner Inc.                         Mellon Financial Corp.
Northern Trust Corp.                         Omnicom Group Inc.
--------------------------------------------------------------------------------

THE GABELLI GROWTH FUND
PORTFOLIO OF INVESTMENTS -- DECEMBER 31, 2002
--------------------------------------------------------------------------------
                                                    MARKET
    SHARES                              COST         VALUE
    ------                              ----        -------
              COMMON STOCKS -- 100.2%
              AEROSPACE AND DEFENSE -- 4.4%
     370,000  General Dynamics
                Corp. ............$   29,051,807 $   29,366,900
     130,000  Lockheed Martin Corp.    8,318,223      7,507,500
     610,000  L-3 Communications
                Holdings Inc.+ ...    31,044,973     27,395,100
      90,000  Northrop Grumman Corp.  10,956,512      8,730,000
                                  -------------- --------------
                                      79,371,515     72,999,500
                                  -------------- --------------
              BROADCASTING -- 6.3%
   2,846,600  Clear Channel
                Communications
                  Inc.+              158,425,886    106,149,714
                                  -------------- --------------
              BUSINESS SERVICES -- 3.1%
     812,000  Omnicom Group Inc. .    52,956,726     52,455,200
                                  -------------- --------------
              COMMUNICATIONS EQUIPMENT -- 7.0%
   3,401,000  Cisco Systems Inc.+    129,527,649     44,553,100
   1,940,000  Nokia Corp., ADR ...    49,715,823     30,070,000
   1,193,000  Qualcomm Inc.+ .....    63,805,830     43,413,270
                                  -------------- --------------
                                     243,049,302    118,036,370
                                  -------------- --------------
              COMPUTER HARDWARE -- 1.3%
     820,000  Dell Computer Corp.+    23,999,194     21,926,800
                                  -------------- --------------
              COMPUTER SOFTWARE AND SERVICES -- 3.8%
   1,225,000  Microsoft Corp.+ ...    68,528,533     63,332,500
                                  -------------- --------------
              ELECTRONICS -- 8.3%
   1,080,000  Analog Devices Inc.+    75,447,482     25,779,600
   1,145,000  Applied Materials
                Inc.+ ............    14,565,730     14,919,350
   2,000,000  Intel Corp. ........    82,331,544     31,140,000
     215,000  KLA-Tencor Corp.+ ..     8,825,911      7,604,550
     560,000  Linear Technology
               Corp. .............    13,279,427     14,403,200
   2,050,000  Taiwan Semiconductor
                Manufacturing Co.
                Ltd., ADR+ .......    15,039,247     14,452,500
   1,991,000  Texas Instruments
                Inc. .............   118,666,773     29,884,910
                                  -------------- --------------
                                     328,156,114    138,184,110
                                  -------------- --------------
              ENERGY AND UTILITIES -- 3.2%
     510,000  Murphy Oil Corp. ...    21,453,420     21,853,500
     390,000  Occidental
                Petroleum Corp. ..    11,127,787     11,095,500
     480,000  Schlumberger Ltd. ..    20,442,525     20,203,200
                                  -------------- --------------
                                      53,023,732     53,152,200
                                  -------------- --------------
              ENTERTAINMENT -- 10.4%
   5,860,000  AOL Time Warner Inc.+  221,283,736     76,766,000
   2,390,851  Viacom Inc., Cl. B+    124,062,843     97,451,087
                                  -------------- --------------
                                     345,346,579    174,217,087
                                  -------------- --------------
              FINANCIAL SERVICES -- 22.2%
     305,000  Goldman Sachs
                Group Inc. .......    27,537,824     20,770,500
     987,000  Marsh & McLennan
                Companies Inc. ...    47,150,997     45,609,270
   2,026,000  Mellon Financial
                Corp. ............    66,710,993     52,898,860
   1,035,000  Merrill Lynch
                & Co. Inc. .......    47,873,641     39,278,250
   2,034,900  Northern Trust Corp.    87,142,853     71,323,245

                                                    MARKET
    SHARES                              COST         VALUE
    ------                              ----        -------
   2,895,000  Schwab (Charles)
                Corp. ............$   60,274,292  $  31,410,750
   2,208,800  State Street Corp. .    91,474,577     86,143,200
   1,874,900  Stilwell Financial
                Inc. .............    73,216,498     24,504,943
                                  -------------- --------------
                                     501,381,675    371,939,018
                                  -------------- --------------
              FOOD AND BEVERAGE -- 3.8%
     710,000  PepsiCo Inc. .......    36,330,882     29,976,200
     330,000  Starbucks Corp.+ ...     7,212,434      6,725,400
     925,000  Sysco Corp. ........    27,274,741     27,555,750
                                  -------------- --------------
                                      70,818,057     64,257,350
                                  -------------- --------------
              HEALTH CARE -- 11.9%
      95,000  Abbott Laboratories      3,632,625      3,800,000
     558,000  Amgen Inc.+ ........    19,001,745     26,973,720
     599,000  Johnson & Johnson ..    32,742,060     32,172,290
     405,000  Lilly (Eli) & Co. ..    31,103,907     25,717,500
     455,000  Medtronic Inc. .....    20,020,223     20,748,000
   2,082,500  Pfizer Inc. ........    64,907,784     63,662,025
     210,000  UnitedHealth
                Group Inc. .......    19,272,909     17,535,000
     255,000  Wyeth ..............    12,750,456      9,537,000
                                  -------------- --------------
                                     203,431,709    200,145,535
                                  -------------- --------------
              PUBLISHING -- 1.4%
     382,500  McGraw-Hill
                Companies Inc. ...    18,662,405     23,118,300
                                  -------------- --------------
              RETAIL -- 11.1%
     330,000  Bed Bath &
                Beyond Inc.+ .....    11,302,468     11,394,900
   2,941,577  The Home Depot Inc.     71,912,194     70,480,185
   1,513,400  Tiffany & Co. ......    25,334,396     36,185,394
     480,000  Wal-Mart Stores Inc.    29,278,542     24,244,800
   1,465,000  Walgreen Co. .......    53,225,855     42,763,350
                                  -------------- --------------
                                     191,053,455    185,068,629
                                  -------------- --------------
              SATELLITE -- 1.3%
   2,090,000  General Motors Corp.,
                Cl. H+ ...........    62,488,552     22,363,000
                                  -------------- --------------
              WIRELESS COMMUNICATIONS -- 0.7%
     625,000  Vodafone Group plc,
                ADR ..............    12,221,833     11,325,000
                                  -------------- --------------
              TOTAL COMMON
                STOCKS ........... 2,412,915,267  1,678,670,313
                                  -------------- --------------
              U.S. GOVERNMENT OBLIGATIONS -- 0.1%
  $2,551,000  U.S. Treasury Bill,
                1.150%++,
                03/27/03 .........$    2,544,073  $   2,544,273
                                  --------------  -------------
              TOTAL INVESTMENTS --
                100.3% ...........$2,415,459,340  1,681,214,586
                                  ==============
              OTHER ASSETS AND
                LIABILITIES (NET) -- (0.3)% .....    (5,398,268)
                                                 --------------
              NET ASSETS -- 100.0% ..............$1,675,816,318
                                                 ==============
-------------------
 +     Non-income producing security.
 ++    Represents annualized yield at date of purchase.
 ADR - American Depository Receipt.

                See accompanying notes to financial statements.

                             THE GABELLI GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2002
--------------------------------------------------------------------------------
ASSETS:
  Investments, at value
    (Cost $2,415,459,340) ..................................  $ 1,681,214,586
  Cash .....................................................            1,274
  Receivable for Fund shares sold ..........................        1,471,249
  Dividends receivable .....................................        1,414,475
                                                              ---------------
  TOTAL ASSETS .............................................    1,684,101,584
                                                              ---------------
LIABILITIES:
  Payable for Fund shares redeemed .........................        5,392,416
  Payable for investment advisory fees .....................        1,504,514
  Payable for distribution fees ............................          376,129
  Payable for shareholder services fees ....................          634,263
  Other accrued expenses ...................................          377,944
                                                              ---------------
  TOTAL LIABILITIES ........................................        8,285,266
                                                              ---------------
  NET ASSETS applicable to 88,230,340
    shares outstanding .....................................  $ 1,675,816,318
                                                              ===============
NET ASSETS CONSIST OF:
  Shares of beneficial interest, at par value ..............  $       882,303
  Additional paid-in capital ...............................    3,242,414,823
  Accumulated net realized loss
    on investments .........................................     (833,236,054)
  Net unrealized depreciation on investments ...............     (734,244,754)
                                                              ---------------
  TOTAL NET ASSETS .........................................  $ 1,675,816,318
                                                              ===============
  NET ASSET VALUE, offering and redemption
    price per share ($1,675,816,318  (DIVIDE)
    88,230,340 shares outstanding; unlimited
    number of shares authorized of
    $0.01 par value) .......................................           $18.99
                                                                       ======

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2002
--------------------------------------------------------------------------------
INVESTMENT INCOME:
  Dividends (net of foreign taxes $123,128)  $  16,280,685
  Interest ................................        270,257
                                             -------------
  TOTAL INVESTMENT INCOME .................     16,550,942
                                             -------------
EXPENSES:
  Investment advisory fees ................     22,147,506
  Distribution fees .......................      5,536,877
  Shareholder services fees ...............      2,720,138
  Shareholder communications expenses .....        461,838
  Custodian fees ..........................        315,299
  Registration fees .......................         50,687
  Trustees' fees ..........................         72,379
  Legal and audit fees ....................         68,449
  Interest expense ........................         12,084
  Miscellaneous expenses ..................        225,857
                                             -------------
  TOTAL EXPENSES ..........................     31,611,114
                                             -------------
  NET INVESTMENT LOSS .....................    (15,060,172)
                                             -------------
NET REALIZED AND UNREALIZED LOSS
  ON INVESTMENTS:
  Net realized loss on investments ........   (759,180,066)
  Net change in unrealized depreciation
    on investments ........................   (176,872,952)
                                             -------------
  NET REALIZED AND UNREALIZED LOSS
    ON INVESTMENTS ........................   (936,053,018)
                                             -------------
  NET DECREASE IN NET ASSETS RESULTING
    FROM OPERATIONS .......................  $(951,113,190)
                                             =============

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                         YEAR ENDED            YEAR ENDED
                                                                      DECEMBER 31, 2002     DECEMBER 31, 2001
                                                                      -----------------     -----------------
OPERATIONS:
  Net investment loss ...............................................  $   (15,060,172)      $   (23,338,384)
  Net realized loss on investments ..................................     (759,180,066)          (72,701,136)
  Net change in unrealized appreciation (depreciation) on investments     (176,872,952)         (906,578,297)
                                                                       ---------------       ---------------
  NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS ..............     (951,113,190)       (1,002,617,817)
                                                                       ---------------       ---------------
DISTRIBUTIONS TO SHAREHOLDERS:
  Net realized long term gain on investments ........................               --              (429,893)
                                                                       ---------------       ---------------
  TOTAL DISTRIBUTIONS TO SHAREHOLDERS ...............................               --              (429,893)
                                                                       ---------------       ---------------
SHARE TRANSACTIONS:
  Net increase (decrease) in net assets from shares of
    beneficial interest transactions ................................     (321,460,700)          117,631,137
                                                                       ---------------       ---------------
  NET INCREASE (DECREASE) IN NET ASSETS .............................   (1,272,573,890)         (885,416,573)
NET ASSETS:
  Beginning of period ...............................................    2,948,390,208         3,833,806,781
                                                                       ---------------       ---------------
  End of period .....................................................  $ 1,675,816,318       $ 2,948,390,208
                                                                       ===============       ===============

                See accompanying notes to financial statements.

THE GABELLI GROWTH FUND
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1. ORGANIZATION. The Gabelli Growth Fund (the "Fund") was organized on October 24, 1986 as a Massachusetts business trust. The Fund is a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund's primary objective is capital appreciation. The Fund commenced investment operations on April 10, 1987.

2. SIGNIFICANT ACCOUNTING POLICIES. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION. Portfolio securities listed or traded on a nationally recognized securities exchange, quoted by the National Association of Securities Dealers Automated Quotations, Inc. ("Nasdaq") or traded in the U.S.
over-the-counter market for which market quotations are readily available are valued at the last quoted sale price on that exchange or market as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Trustees so determines, by such other method as the Board of Trustees shall determine in good faith, to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the "Adviser"). Portfolio securities primarily traded on foreign markets are generally valued at the preceding closing values of such securities on their respective exchanges. Securities and assets for which market quotations are not readily available are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Board of Trustees. Short term debt securities with remaining maturities of 60 days or less are valued at amortized cost, unless the Board of Trustees determines such does not reflect the securities fair value, in which case these securities will be valued at their fair value as determined by the Board of Trustees. Debt instruments having a maturity greater than 60 days for which market quotations are readily available are valued at the latest average of the bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. Options are valued at the last sale price on the exchange on which they are listed. If no sales of such options have taken place that day, they will be valued at the mean between their closing bid and asked prices.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME. Securities transactions are accounted for on the trade date with realized gain or loss on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded as earned. Dividend income is recorded on the ex-dividend date.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and long-term capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States.

For the year ended December 31, 2002, reclassifications were made to decrease accumulated net investment loss for $15,060,172 and to decrease accumulated net realized loss on investments for $144,557, with an offsetting adjustment to additional paid-in capital.

THE GABELLI GROWTH FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

The tax character of distributions paid during the fiscal year ended December 31, 2001 was from net long term capital gains for $429,893. No distributions were made in 2002.

INCOME TAXES. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. As a result, a Federal income tax provision is not required.

As of December 31, 2002, the components of accumulated earnings/(losses) on a tax basis were as follows:

                  Accumulated capital loss carryforward ....... $  (812,111,982)
                  Net unrealized depreciation .................    (755,368,826)
                                                                ---------------
                  Total accumulated loss ...................... $(1,567,480,808)
                                                                ===============

The Fund has a net capital loss carryforward for Federal income tax purposes at December 31, 2002 of $812,111,982. This capital loss carryforward is available to reduce future distributions of net capital gains to shareholders. $68,961,980 of the loss carryforward is available through 2009; and $743,150,002 is available through 2010.

At December 31, 2002, the cost of investments and net unrealized depreciation for Federal income tax purposes were as follows:

                  For Federal tax purposes:
                    Aggregate cost ............................  $2,436,583,412
                                                                 ==============
                    Gross unrealized appreciation .............  $   24,556,984
                    Gross unrealized depreciation .............    (779,925,810)
                                                                 --------------
                    Net unrealized depreciation ...............  $ (755,368,826)
                                                                 ==============

3. INVESTMENT ADVISORY AGREEMENT. The Fund has entered into an investment advisory agreement (the "Advisory Agreement") with the Adviser which provides that the Fund will pay the Adviser a fee, computed daily and paid monthly, at the annual rate of 1.00% of the value of the Fund's average daily net assets. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund's portfolio, oversees the administration of all aspects of the Fund's business and affairs and pays the compensation of all Officers and Trustees of the Fund who are its affiliates.

4. DISTRIBUTION PLAN. The Fund's Board of Trustees has adopted a distribution plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. For the year ended December 31, 2002 the Fund incurred distribution costs payable to Gabelli & Company, Inc., an affiliate of the Adviser, of $5,536,877, or 0.25% of average daily net assets, the annual limitation under the Plan. Such payments are accrued daily and paid monthly.

5. PORTFOLIO SECURITIES. Purchases and sales of securities for the year ended December 31, 2002, other than short term securities, aggregated $662,749,103 and $1,003,970,909, respectively.

6. TRANSACTIONS WITH AFFILIATES. During the year ended December 31, 2002, the Fund paid brokerage commissions of $43,000 to Gabelli &Company, Inc.

The cost of calculating the Fund's net asset value per share is a Fund expense pursuant to the Investment Advisory agreement between the Fund and the Advisor. During fiscal 2002, the Fund reimbursed the Advisor $34,800 in connection with the cost of computing the Fund's net asset value.

7. LINE OF CREDIT. The Fund has access to an unsecured line of credit up to $25,000,000 from the custodian for temporary borrowing purposes. Borrowings under this arrangement bear interest at 0.75% above the Federal Funds rate on outstanding balances. There were no outstanding borrowings against the line of credit at December 31, 2002.

THE GABELLI GROWTH FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

The average daily amount of borrowings within the year ended December 31, 2002 was $238,693 with a related weighted average interest rate of 2.56%.The maximum amount borrowed at any time during the year ended December 31, 2002 was $13,239,000.

8. SHARES OF BENEFICIAL INTEREST. Transactions in shares of beneficial interest were as follows:

                                                              YEAR ENDED                        YEAR ENDED
                                                           DECEMBER 31, 2002                 DECEMBER 31, 2001
                                                     ---------------------------       ----------------------------
                                                       SHARES          AMOUNT            SHARES          AMOUNT
                                                     ----------    -------------       -----------  ---------------
Shares sold ........................................ 26,974,204    $ 605,995,363        35,114,269  $ 1,125,287,806
Shares issued upon reinvestment of dividends .......         --               --            14,629          430,897
Shares redeemed ....................................(41,533,751)    (927,456,063)      (33,798,856)  (1,008,087,566)
                                                    -----------    -------------       -----------  ---------------
Net increase (decrease) ............................(14,559,547)   $(321,460,700)        1,330,042  $   117,631,137
                                                    ===========    =============       ===========  ===============

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                           YEAR ENDED DECEMBER 31,
                                                    -------------------------------------------------------------------
                                                       2002          2001           2000          1999           1998
                                                    ---------      --------       --------      --------       --------
OPERATING PERFORMANCE:
   Net asset value, beginning of period ...........$    28.68    $    37.79     $    46.51    $    35.40     $    28.63
                                                   ----------    ----------     ----------    ----------     ----------
   Net investment loss ............................     (0.17)        (0.23)         (0.24)        (0.23)         (0.07)
   Net realized and unrealized gain/(loss)
     on investments ...............................     (9.52)        (8.88)         (4.64)        16.50           8.58
                                                   ----------    ----------     ----------    ----------     ----------
   Total from investment operations ...............     (9.69)        (9.11)         (4.88)        16.27           8.51
                                                   ----------    ----------     ----------    ----------     ----------
DISTRIBUTIONS TO SHAREHOLDERS:
   Net investment income ..........................        --            --             --            --             --
   Net realized gain on investments ...............        --         (0.00)(a)      (3.84)        (5.16)         (1.74)
                                                   ----------    ----------     ----------    ----------     ----------
   Total distributions ............................        --         (0.00)(a)      (3.84)        (5.16)         (1.74)
                                                   ----------    ----------     ----------    ----------     ----------
   NET ASSET VALUE, END OF PERIOD .................$    18.99    $    28.68     $    37.79    $    46.51     $    35.40
                                                   ==========    ==========     ==========    ==========     ==========
   Total return+ ..................................   (33.8)%       (24.1)%        (10.6)%         46.3%          29.8%
                                                   ==========    ==========     ==========    ==========     ==========
RATIOS TO AVERAGE NET ASSETS AND
   SUPPLEMENTAL DATA:
   Net assets, end of period (in 000's) ...........$1,675,816    $2,948,390     $3,833,807    $3,158,448     $1,864,556
   Ratio of net investment income / (loss)
     to average net assets ........................   (0.68)%       (0.71)%        (0.63)%       (0.68)%       (0.33)%
   Ratio of operating expenses
     to average net assets ........................     1.43%         1.40%          1.38%         1.37%          1.41%
   Portfolio turnover rate ........................       30%           26%            55%           52%            40%

--------------------------

+ Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of dividends.

(a) Amount represents less than $0.005 per share.

                See accompanying notes to financial statements.

THE GABELLI GROWTH FUND
REPORT OF PRICEWATERHOUSECOOPERS LLP, INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To The Board of Trustees and Shareholders of
The Gabelli Growth Fund


In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Gabelli Growth Fund (the "Fund") at December 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2002 by correspondence with the custodian, provide a reasonable basis for our opinion.

                                                  /S/ PRICEWATERHOUSECOOPERS LLP
1177 Avenue of the Americas
New York, NY 10036
February 13, 2003

THE GABELLI GROWTH FUND
ADDITIONAL FUND INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

The business and affairs of the Fund are managed under the direction of the Fund's Board of Trustees. Information pertaining to the Trustees and officers of the Fund is set forth below. The Fund's Statement of Additional Information includes additional information about The Gabelli Growth Fund Trustees and is available, without charge, upon request, by calling 800-GABELLI (800-422-3554) or by writing to The Gabelli Growth Fund at One Corporate Center, Rye, NY 10580.

                         TERM OF       NUMBER OF
                       OFFICE AND    FUNDS IN FUND
NAME, POSITION(S)       LENGTH OF      COMPLEX
    ADDRESS 1              TIME       OVERSEEN BY       PRINCIPAL OCCUPATION(S)                            OTHER DIRECTORSHIPS
    AND AGE              SERVED 2       TRUSTEE         DURING PAST FIVE YEARS                               HELD BY TRUSTEE
----------------        ---------    ------------       ----------------------                             -------------------
INTERESTED TRUSTEES 3:
---------------------
MARIO J. GABELLI       Since 1992         22       Chairman of the Board and Chief Executive          Director of Morgan Group
Trustee and President                              Officer of Gabelli Asset Management Inc. and       Holdings, Inc. (holding
Age: 60                                            Chief Investment Officer of Gabelli Funds,         company); Vice Chairman of
                                                   LLC and GAMCO Investors, Inc.;                     Lynch Corporation (diversified
                                                   Chairman and Chief Executive Officer of            manufacturing)
                                                   Lynch Interactive Corporation (multimedia
                                                   and services)

JOHN D. GABELLI        Since 1995         10       Senior Vice President of Gabelli & Company,              --
Trustee                                            Inc. Director of Gabelli Advisers, Inc.
Age: 58

KARL OTTO POHL         Since 1992         31       Member of the Shareholder Committee of             Director of Gabelli
Trustee                                            Sal Oppenheim Jr. & Cie (private invest-           Asset Management Inc.
Age: 73                                            ment bank); Former President of the                (investment management);
                                                   Deutsche Bundesbank and Chairman of its            Chairman, Incentive Capital
                                                   Central Bank Council (1980-1991)                   and Incentive Asset
                                                                                                      Management (Zurich);
                                                                                                      Director at Sal Oppenheim,
                                                                                                      Jr. & Cie, Zurich

ANTHONY TORNA, SR.     Since 1987          1       Registered Representative, Maxim Group LLC               --
Trustee                                            from 2002; Investec Ernst & Company,
Age: 76                                            2001-2002; Herzog, Heine & Geduld, Inc.
                                                   through 2000

NON-INTERESTED TRUSTEES:
-----------------------
ANTHONY J. COLAVITA    Since 1989         33       President and Attorney at Law in the law firm            --
Trustee                                            of Anthony J. Colavita, P.C. since 1961
Age: 67

JAMES P. CONN          Since 1992         11       Former Managing Director and Chief                 Director of LaQuinta Corp.
Trustee                                            Investment Officer of Financial Security           (hotels) and First
Age: 64                                            Assurance Holdings, Ltd. (1992-1998)               Republic Bank

DUGALD A. FLETCHER     1989-1996           2       President, Fletcher & Company, Inc.                Director of Harris and
Trustee                2000-present                Former Director and Chairman and                   Harris Group, Inc.
Age: 73                                            Chief Executive Officer of Binnings                (venture capital)
                                                   Building Products, Inc. (1997)

ROBERT J. MORRISSEY    Since 2001          9       Partner in the law firm of Morrissey,                    --
Trustee                                            Hawkins & Lynch
Age: 63

THE GABELLI GROWTH FUND
ADDITIONAL FUND INFORMATION (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

                         TERM OF       NUMBER OF
                       OFFICE AND    FUNDS IN FUND
NAME, POSITION(S)       LENGTH OF      COMPLEX
    ADDRESS 1              TIME       OVERSEEN BY       PRINCIPAL OCCUPATION(S)                        OTHER DIRECTORSHIPS
    AND AGE              SERVED 2       TRUSTEE         DURING PAST FIVE YEARS                           HELD BY TRUSTEE
----------------        ---------    ------------       ----------------------                         -------------------
NON-INTERESTED TRUSTEES (CONTINUED):
-----------------------------------
ANTHONY R. PUSTORINO   Since 1987          17      Certified Public Accountant; Professor                   --
Trustee                                            Emeritus, Pace University
Age: 77

ANTHONIE C. VAN EKRIS  Since 1992          18      Managing Director of BALMAC                              --
Trustee                                            International, Inc.
Age: 68

SALVATORE J. ZIZZA     1987-1996           9       Chairman, Hallmark Electrical Supplies Corp.;       Director of Hollis
Trustee                2000-present                Former Executive Vice President of FMG              Eden Pharmaceuticals
Age: 57                                            Group (OTC), a healthcare provider;
                                                   Former President and Chief Executive
                                                   Officer of the Lehigh Group Inc.,
                                                   an interior construction company,
                                                   through 1997
OFFICERS:
--------
BRUCE N. ALPERT        Since 1988          --      Executive Vice President and Chief Operating             --
President and Treasurer                            Officer of Gabelli Funds, LLC since 1988 and
Age: 51                                            an officer of all mutual funds advised by
                                                   Gabelli Funds, LLC and its affiliates.
                                                   Director and President of Gabelli Advisers, Inc.

JAMES E. MCKEE         Since 1995          --      Vice President, General Counsel and Secretary            --
Secretary                                          of Gabelli Asset Management Inc. since 1999
Age: 39                                            and GAMCO Investors, Inc. since 1993; Secretary
                                                   of all mutual funds advised by Gabelli Advisers,
                                                   Inc. and Gabelli Funds, LLC

1 Address: One Corporate Center, Rye, NY 10580-1422, unless otherwise noted.
2 Each Trustee will hold office for an indefinite term until the earliest of (i) the next meeting of shareholders if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his or her successor, if any, elected at such meeting, or
  (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board of Trustees or shareholders, in accordance with the Fund's By-Laws and Declaration of Trust.
3 "Interested person" of the Fund as defined in the Investment Company Act of 1940. Messrs. M. Gabelli, J. Gabelli and Pohl are each considered an "interested person" because of their affiliation with Gabelli Funds, LLC which acts as the Fund's investment adviser. Mr. Torna is considered an interested person because he is a registered broker with a firm to which the Fund Complex (but not the Fund) pays brokerage commissions. Mario J. Gabelli and John D. Gabelli are brothers.

--------------------------------------------------------------------------------
     GABELLI FUNDS AND YOUR PERSONAL PRIVACY
     ---------------------------------------

     WHO ARE WE?
     The Gabelli Funds are investment companies registered with the Securities and Exchange Commission under the Investment Company Act of 1940. We are managed by Gabelli Funds LLC, Gabelli Advisers, Inc. and Gabelli Fixed Income, LLC, which are affiliated with Gabelli Asset Management Inc. Gabelli Asset Management is a publicly-held company that has subsidiaries that provide investment advisory or brokerage services for a variety of clients.

     WHAT KIND OF NON-PUBLIC INFORMATION DO WE COLLECT ABOUT YOU IF YOU BECOME A GABELLI CUSTOMER?
     If you apply to open an account directly with us, you will be giving us some non-public information about yourself. The non-public information we collect about you is:

     o INFORMATION YOU GIVE US ON YOUR APPLICATION FORM. This could include your name, address, telephone number, social security number, bank account number, and other information.

     o INFORMATION ABOUT YOUR TRANSACTIONS WITH US, ANY TRANSACTIONS WITH OUR AFFILIATES AND TRANSACTIONS WITH THE ENTITIES WE HIRE TO PROVIDE SERVICES TO YOU. This would include information about the shares that you buy or redeem, and the deposits and withdrawals that you make. If we hire someone else to provide services--like a transfer agent--we will also have information about the transactions that you conduct through them.

     WHAT INFORMATION DO WE DISCLOSE AND TO WHOM DO WE DISCLOSE IT?
     We do not disclose any non-public personal information about our customers or former customers to anyone, other than our affiliates, our service providers who need to know such information and as otherwise permitted by law. If you want to find out what the law permits, you can read the privacy rules adopted by the Securities and Exchange Commission. They are in volume 17 of the Code of Federal Regulations, Part 248. The Commission often posts information about its regulations on its web site, www.sec.gov.

     WHAT DO WE DO TO PROTECT YOUR PERSONAL INFORMATION?
     We restrict access to non-public personal information about you to the people who need to know that information in order to provide services to you or the Fund and to ensure that we are complying with the laws governing the securities business. We maintain physical, electronic, and procedural safeguards to keep your personal information confidential.

                             GABELLI FAMILY OF FUNDS

VALUE ________________________________________
GABELLI ASSET FUND
Seeks to invest primarily in a diversified portfolio of common stocks selling at significant discounts to their private market value. The Fund's primary objective is growth of capital. (CLASS AAA-NO-LOAD)
                                        PORTFOLIO MANAGER: MARIO J. GABELLI, CFA

GABELLI BLUE CHIP VALUE FUND
Seeks long term growth of capital through investment primarily in the common stocks of established companies which are temporarily out of favor. The fund's objective is to identify a catalyst or sequence of events that will return the company to a higher value.
(CLASS AAA-NO-LOAD)                       PORTFOLIO MANAGER: BARBARA MARCIN, CFA

GABELLI WESTWOOD EQUITY FUND
Seeks to invest primarily in the common stock of well-seasoned companies that have recently reported positive earnings surprises and are trading below Westwood's proprietary growth rate estimates. The Fund's primary objective is capital appreciation.
(MULTICLASS)                                   PORTFOLIO MANAGER: SUSAN M. BYRNE

FOCUSED VALUE ______________________________
GABELLI VALUE FUND
Seeks to invest in securities of companies believed to be undervalued. The Fund's primary objective is long-term capital appreciation. (MULTICLASS)
                                        PORTFOLIO MANAGER: MARIO J. GABELLI, CFA

SMALL CAP VALUE ____________________________
GABELLI SMALL CAP FUND
Seeks to invest primarily in common stock of smaller companies (market capitalizations less than $1 billion) believed to have rapid revenue and earnings growth potential. The Fund's primary objective is capital appreciation.
(CLASS AAA-NO-LOAD)                     PORTFOLIO MANAGER: MARIO J. GABELLI, CFA

GABELLI WOODLAND SMALL CAP VALUE FUND
Seeks to invest primarily in the common stocks of smaller companies (market capitalizations less than $1.5 billion) believed to be undervalued with shareholder oriented management teams that are employing strategies to grow the company's value. The Fund's primary objective is capital appreciation.
(MULTICLASS)                          PORTFOLIO MANAGER: ELIZABETH M. LILLY, CFA

GROWTH ______________________________________
GABELLI GROWTH FUND
Seeks to invest primarily in large cap stocks believed to have favorable, yet undervalued, prospects for earnings growth. The Fund's primary objective is capital appreciation. (CLASS AAA-NO-LOAD)
                                          PORTFOLIO MANAGER: HOWARD F. WARD, CFA

GABELLI INTERNATIONAL GROWTH FUND
Seeks to invest in the equity securities of foreign issuers with long-term capital appreciation potential. The Fund offers investors global
diversification. (MULTICLASS)                   PORTFOLIO MANAGER:  CAESAR BRYAN

AGGRESSIVE GROWTH _________________________
GABELLI GLOBAL GROWTH FUND
Seeks capital appreciation through a disciplined investment program focusing on the globalization and interactivity of the world's marketplace. The Fund invests in companies at the forefront of accelerated growth. The Fund's primary
objective is capital appreciation. (MULTICLASS)                     TEAM MANAGED

MICRO-CAP ___________________________________
GABELLI WESTWOOD MIGHTY MITES(SM) FUND
Seeks to invest in micro-cap companies that have market capitalizations of $300 million or less. The Fund's primary objective is long-term capital appreciation.
(MULTICLASS)                                                        TEAM MANAGED

EQUITY INCOME _______________________________
GABELLI EQUITY INCOME FUND
Seeks to invest primarily in equity securities with above market average yields. The Fund pays monthly dividends and seeks a high level of total return with an emphasis on income. (CLASS AAA-NO-LOAD)
                                        PORTFOLIO MANAGER: MARIO J. GABELLI, CFA

GABELLI WESTWOOD BALANCED FUND
Seeks to invest in a balanced and diversified portfolio of stocks and bonds. The Fund's primary objective is both capital appreciation and current income.
(MULTICLASS)                            CO-PORTFOLIO MANAGERS: SUSAN M. BYRNE,
                                                               MARK FREEMAN, CFA

GABELLI WESTWOOD REALTY FUND
Seeks to invest in securities that are primarily engaged in or related to the real estate industry. The Fund's primary objective is long-term capital
appreciation. (MULTICLASS)                     PORTFOLIO MANAGER: SUSAN M. BYRNE

SPECIALTY EQUITY ____________________________
GABELLI GLOBAL CONVERTIBLE SECURITIES FUND
Seeks to invest principally in bonds and preferred stocks which are convertible into common stock of foreign and domestic companies. The Fund's primary objective is total return through a combination of current income and capital
appreciation. (MULTICLASS)                                          TEAM MANAGED

GABELLI GLOBAL OPPORTUNITY FUND
Seeks to invest in common stock of companies which have rapid growth in revenues and earnings and potential for above average capital appreciation or are undervalued. The Fund's primary objective is capital appreciation.
(MULTICLASS)                                                        TEAM MANAGED

SECTOR ______________________________________
GABELLI GLOBAL TELECOMMUNICATIONS FUND
Seeks to invest in telecommunications companies throughout the world - targeting undervalued companies with strong earnings and cash flow dynamics. The Fund's
primary objective is capital appreciation. (MULTICLASS)             TEAM MANAGED

GABELLI GOLD FUND
Seeks to invest in a global portfolio of equity securities of gold mining and related companies. The Fund's objective is long-term capital appreciation. Investment in gold stocks is considered speculative and is affected by a variety of world-wide economic, financial and political factors. (CLASS AAA-NO-LOAD)
                                                 PORTFOLIO MANAGER: CAESAR BRYAN

GABELLI UTILITIES FUND
Seeks to provide a high level of total return  through a combination  of capital
appreciation and current income. (CLASS AAA-NO-LOAD)                TEAM MANAGED

MERGER AND ARBITRAGE _____________________
GABELLI ABC FUND
Seeks to invest in securities with attractive opportunities for appreciation or investment income. The Fund's primary objective is total return in various market conditions without excessive risk of capital loss.
(NO-LOAD) PORTFOLIO MANAGER:  MARIO J. GABELLI, CFA

CONTRARIAN _________________________________
GABELLI MATHERS FUND
Seeks long-term capital appreciation in various market conditions without excessive risk of capital loss. (CLASS AAA-NO-LOAD)
                                        PORTFOLIO MANAGER: HENRY VAN DER EB, CFA

COMSTOCK CAPITAL VALUE FUND
Seeks capital appreciation and current income. The Fund may use either long or short positions to achieve its objective.
(MULTICLASS)                               PORTFOLIO MANAGER: MARTIN WEINER, CFA

COMSTOCK STRATEGY FUND
The Fund emphasizes investments in debt securities, which maximize total return in light of credit risk, interest rate risk, and the risk associated with the length of maturity of the debt instrument. (MULTICLASS)
                                           PORTFOLIO MANAGER: MARTIN WEINER, CFA

SMALL CAP GROWTH __________________________
GABELLI WESTWOOD SMALLCAP EQUITY FUND
Seeks to invest primarily in smaller capitalization equity securities - market caps of $1.5 billion or less. The Fund's primary objective is long-term capital appreciation. (MULTICLASS)

                           CO-PORTFOLIO MANAGERS: CHRISTOPHER J. MACDONALD, CFA,
                                                  THOMAS W. COLER, CPA, CFA

FIXED INCOME ________________________________
GABELLI WESTWOOD INTERMEDIATE BOND FUND
Seeks to invest in a diversified portfolio of bonds with various maturities. The Fund's primary objective is total return.
(MULTICLASS)                                PORTFOLIO MANAGER: MARK FREEMAN, CFA

CASH MANAGEMENT-MONEY MARKET __________
GABELLI U.S. TREASURY MONEY MARKET FUND
Seeks to invest exclusively in short-term U.S. Treasury securities. The Fund's primary objective is to provide high current income consistent with the preservation of principal and liquidity.
                                   (NO-LOAD) PORTFOLIO MANAGER: JUDITH A. RANERI

THE TREASURER'S FUND
Three money market portfolios designed to generate superior returns without compromising portfolio safety. U.S. Treasury Money Market seeks to invest in U.S. Treasury securities and repurchase agreements. Tax Exempt Money Market seeks to invest in municipal securities. Domestic Prime Money Market seeks to invest in prime quality, domestic money market instruments.
                                   (NO-LOAD) PORTFOLIO MANAGER: JUDITH A. RANERI

THE GLOBAL FUNDS INVEST IN FOREIGN SECURITIES WHICH INVOLVE RISKS NOT ORDINARILY ASSOCIATED WITH INVESTMENTS IN DOMESTIC ISSUES, INCLUDING CURRENCY FLUCTUATION, ECONOMIC AND POLITICAL RISKS.

AN INVESTMENT IN THE ABOVE MONEY MARKET FUNDS IS NEITHER INSURED NOR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY GOVERNMENT AGENCY. ALTHOUGH THE FUNDS SEEK TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUNDS.

            TO RECEIVE A PROSPECTUS, CALL 800-GABELLI (422-3554). THE
            PROSPECTUS GIVES A MORE COMPLETE DESCRIPTION OF THE FUND,
           INCLUDING FEES AND EXPENSES. READ THE PROSPECTUS CAREFULLY
                        BEFORE YOU INVEST OR SEND MONEY.

                             THE GABELLI GROWTH FUND
                              One Corporate Center
                            Rye, New York 10580-1422
                                   800-GABELLI
                                  800-422-3554
                                FAX: 914-921-5118
                            WEBSITE: WWW.GABELLI.COM
                            E-MAIL: INFO@GABELLI.COM
                   Net Asset Value available daily by calling
                           800-GABELLI after 6:00 P.M.

                                BOARD OF TRUSTEES

Mario J. Gabelli, CFA                        Karl Otto Pohl
CHAIRMAN AND CHIEF                           FORMER PRESIDENT
INVESTMENT OFFICER                           DEUTSCHE BUNDESBANK
GABELLI ASSET MANAGEMENT INC.

Anthony J. Colavita                          Anthony R. Pustorino
ATTORNEY-AT-LAW                              CERTIFIED PUBLIC ACCOUNTANT
ANTHONY J. COLAVITA, P.C.                    PROFESSOR EMERITUS
                                             PACE UNIVERSITY

James P. Conn                                Anthony Torna
FORMER CHIEF INVESTMENT OFFICER              MAXIM GROUP LLC
FINANCIAL SECURITY ASSURANCE
HOLDINGS LTD.

Dugald A. Fletcher                           Anthonie C. van Ekris
PRESIDENT,                                   MANAGING DIRECTOR
FLETCHER & COMPANY, INC.                     BALMAC INTERNATIONAL, INC.

John D. Gabelli                              Salvatore J. Zizza
SENIOR VICE PRESIDENT                        CHAIRMAN, HALLMARK ELECTRICAL
GABELLI & COMPANY, INC.                      SUPPLIES CORP.

Robert J. Morrissey
ATTORNEY-AT-LAW
MORRISSEY, HAWKINS & LYNCH

                         OFFICERS AND PORTFOLIO MANAGER

Bruce N. Alpert                              Howard F. Ward, CFA
PRESIDENT AND TREASURER                      PORTFOLIO MANAGER

James E. McKee
SECRETARY
                                   DISTRIBUTOR
                             Gabelli & Company, Inc.

                  CUSTODIAN, TRANSFER AGENT AND DIVIDEND AGENT
                       State Street Bank and Trust Company

                                  LEGAL COUNSEL
                    Skadden, Arps, Slate, Meagher & Flom LLP

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This report is submitted for the general  information of the shareholders of The
Gabelli Growth Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.
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GAB406Q402SR





                                [GRAPHIC OMITTED]

                            PICTURE OF MARIO GABELLI
THE
GABELLI
GROWTH
FUND
                                                                   ANNUAL REPORT
                                                               DECEMBER 31, 2002